                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:
[x] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))


[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  REGI U.S., Inc.
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  [x] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.

  [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
      14a-6(i)(3).

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

________________________________________________________________________________


  (2)  Aggregate number of securities to which transaction applies:

________________________________________________________________________________


  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________


  (4)  Proposed maximum aggregate value of transaction:

________________________________________________________________________________


  (5)  Total fee paid:
________________________________________________________________________________


  [ ]  Fee paid previously with preliminary materials.
________________________________________________________________________________


  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting was paid previously. Identify the previous filing by registration statement under, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

________________________________________________________________________________


  (2)  Form, Schedule or Registration Statement No.:

________________________________________________________________________________


  (3)  Filing Party:
________________________________________________________________________________


  (4)  Date Filed:

________________________________________________________________________________

                                REGI U.S., INC.
                           #185-10751 SHELLBRIDGE WAY
                       RICHMOND, BRITISH COLUMBIA V6X 2W8
                                     CANADA

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 16, 1996

To the Shareholders of REGI U.S., Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of REGI U.S., Inc. (the "Company") will be held at the offices of Graham & Dunn, 1420 Fifth Avenue, 33rd Floor, Seattle, Washington, on Wednesday, October 16, 1996, at 11:00 a.m. for the purpose of considering and voting upon the following matters:

         1. ELECTION OF DIRECTORS. To elect two (2) directors for a term of one year or until their successors have been elected and qualified.

         2. AMENDMENT OF BYLAWS. Amend the Bylaws of the Company to authorize the Directors to fix the number of directors at any number between 2 and 9.

         3. APPROVAL OF AUDITORS. Approval of Elliott Tulk Pryce Anderson as auditors until the close of the next Annual Meeting.

         4. WHATEVER OTHER BUSINESS may properly come before the Annual Meeting or any adjournments thereof.

         Only those shareholders of record at the close of business on September 9, 1996, shall be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

         Further information regarding voting rights and the business to be transacted at the Annual Meeting is given in the accompanying Proxy Statement. Your continued interest as a shareholder in the affairs of the Company, its growth and development, is genuinely appreciated by the directors, officers and personnel who serve you.


September 16, 1996                         BY ORDER OF THE BOARD OF
                                           DIRECTORS


                                           Brian Cherry, Secretary



                             YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting, please sign and date your Proxy card and return it in the enclosed postage prepaid envelope.

                                REGI U.S., INC.
                           #185-10751 SHELLBRIDGE WAY
                       RICHMOND, BRITISH COLUMBIA V6X 2W8
                                     CANADA

                                PROXY STATEMENT

         This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about September 16, 1996, for use in connection with the Annual Meeting of Shareholders of REGI U.S., Inc. (the "Company") to be held on Wednesday, October 16, 1996. Only those shareholders of record at the close of business on September 9, 1996, shall be entitled to vote. The number of shares of the Company's common stock (the "Common Stock"), outstanding and entitled to vote at the Annual Shareholders' Meeting is _______________.

         The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company, with the cost of solicitation borne by the Company. Solicitation may be made by directors and officers of the Company. Solicitation may be made by use of the mails, by telephone, facsimile and personal interview. The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar recordholders for reasonable expenses in mailing proxy materials to beneficial owners.

         If the enclosed Proxy is duly executed and received in time for the meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxy FOR the two nominees listed in this Proxy Statement and FOR the other items listed in the Proxy, unless otherwise directed. Any proxy given by a shareholder may be revoked before its exercise by notice to the Company in writing, by a subsequently dated proxy, or at the Meeting prior to the taking of the shareholder vote. The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy. Shareholders have one vote for each share of Common Stock held, including the election of directors. Shareholders are not entitled to cumulate their votes in the election of directors.

                            BUSINESS OF THE MEETING

         There are three matters being presented for consideration by the shareholders at the Annual Meeting.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

GENERAL

         The Company's Bylaws ("Bylaws") currently provide that the number of directors must fall within a range of 2 to 9, the exact number to be determined by the shareholders. Directors are elected for a term of one year and until their successors have been elected and qualified. There are currently two (2) directors of the Company.

                      INFORMATION WITH RESPECT TO NOMINEES

         The following tables set forth certain information with respect to the nominees for director. The table includes their ages and their principal occupations with the Company. All nominees have been directors since the Company was founded. The table also indicates the number of shares of Common Stock beneficially owned by each individual on September 9, 1996 (including exercisable options) and the percentage of Common Stock outstanding on that date that the individual's holdings represented.

                                                                                SHARES AND PERCENTAGE
                                                                                   OF COMMON STOCK
                                             PRINCIPAL OCCUPATION               BENEFICIALLY OWNED AS
            NAME AND AGE                          OF DIRECTOR                   OF SEPTEMBER 9, 1996
     --------------------------        ---------------------------------       ----------------------
  John G. Robertson, 55              President and Chief Executive                6,102,400 shares
                                     Officer                                           69.94%

  Brian Cherry, 56                   Vice President and Secretary                      390,000
                                                                                        4.5%


         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES TO BE ELECTED AS DIRECTORS.

          INFORMATION REGARDING THE BOARD OF DIRECTORS AND MANAGEMENT

         The following sets forth information concerning the Board of Directors and management of the Company during the fiscal year ended April 30, 1996.

BOARD OF DIRECTORS

         The Company's Board executed several unanimous consent resolutions in 1996. Each director signed all of the consent resolutions.

BOARD COMMITTEES

         The Board of Directors does not have any committees.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         All directors and officers of the Company filed statement of changes in Beneficial Ownership in a timely manner during fiscal 1996.


EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         The following table sets forth information with respect to the executive officers who are not directors of the Company. All executive officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors.

                                           Age as of
              Name                       April 30, 1996        Position
              ----                       --------------        --------
Jennifer Lorette                               23              Vice President, Treasurer, Principal
                                                               Accounting Officer and Chief Financial
                                                               Officer

Patrick R. Badgley                             53              Vice President, Research and
                                                               Development

COMPENSATION OF DIRECTORS AND OFFICERS

SUMMARY COMPENSATION TABLE

         The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer and the Company's most highly compensated executive officers who served as such at the end of the last fiscal year. No executive officer had an annual salary and bonus in excess of $100,000 during such year.

                                                                                                LONG-TERM
                                                                                              COMPENSATION
                                                       ANNUAL COMPENSATION                       AWARDS
                                      --------------------------------------------------     --------------
         NAME AND                                                        OTHER ANNUAL
    PRINCIPAL POSITION      YEAR      SALARY ($)     BONUS ($)         COMPENSATION ($)      OPTIONS (#)(1)
    ------------------      ----      ----------     ---------         ----------------      --------------
 John G. Robertson          1996        -0-             -0-                    -0-                  300,000
 President, Chief           1995        -0-             -0-                    -0-                  -0-
 Executive Officer          1994        -0-             -0-                    -0-                  300,000

 Brian Cherry               1996        -0-             -0-                    -0-                  -0-
 Vice President and         1995        -0-             -0-                    -0-                  -0-
 Director                   1994        -0-             -0-                    -0-                  125,000

 Patrick Badgley            1996      $46,200           -0-                    -0-                  -0-
 Vice President             1995      $42,000           -0-                    -0-                  -0-
                            1994      $42,000           -0-                    -0-                  75,000

 Jennifer Lorette,          1996      $6,000            -0-                    -0-                  50,000
 Vice President             1995      $2,000            -0-                    -0-                  -0-
                            1994        -0-             -0-                    -0-                  30,000

- ----------------
(1) Represents options granted under the Company's 1993 Key Employees Incentive Stock Option Plan.

         The Company has entered into an employment agreement with Patrick Badgley, a registered professional engineer, to act as Research Project Manager for the RC/DC Engine. The agreement calls for Mr. Badgley to be paid $7,700 per month plus reasonable expenses related to the project. Fifty-percent (50%) of this amount is paid by the Company and 50% by Reg Technologies, Inc.

         During the fiscal years ended April 30, 1995 and 1996, project management fees of $30,000 were paid to a company controlled by the president of the Company and an additional $6,000 of rent and secretarial fee were paid to a company controlled by the president of the Company.

         No other significant compensation has been paid directly or accrued to any other officer or director of the Company during the year ended April 1996. On March 31, 1994 the Company entered into a management agreement with Access Information Services, Inc., a Washington corporation which is owned and controlled by John G. Robertson, under which the Company retained Access at the rate of $2,500 to provide certain management, administrative, and financial services for the Company.

         The Company has no other agreement at this time, with any officer or director, regarding employment with the Company or compensation for services other than herein described. Compensation of officers and directors is determined by the Company's Board of Directors and is not subject to shareholder approval.

STOCK OPTIONS GRANTED

STOCK OPTION PLAN

         The Company adopted a Key Employees Incentive Stock Option Plan on April 30, 1993. The Plan authorizes the issuance of up to 2,000,000 shares of Common Stock of the Company to be issued to employees. As of April 30, 1996, the Company had issued options for approximately 1,097,500 shares.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning individual grants of stock options made during the fiscal year ended April 30, 1996 to the Company's Chief Executive Officer and the other executive officers named in the above Summary Compensation Table.

                                                 % OF TOTAL
                                               OPTIONS GRANTED        EXERCISE OR
                            OPTIONS            TO EMPLOYEES IN         BASE PRICE
 NAME                     GRANTED (#)            FISCAL YEAR           ($/SHARE)           EXPIRATION DATE
 ----                     -----------            -----------           ---------           ---------------
 John G. Robertson          300,000                  83%                 $3.00             January 3, 2001
 Jennifer Lorette           50,000                   14%                 $3.00             January 3, 2001

STOCK OPTIONS EXERCISED IN LAST FISCAL YEAR AND HELD AT END OF FISCAL YEAR - APRIL 30, 1996

         The following table sets forth certain information with respect to options exercised during fiscal 1996 by the Company's Chief Executive Officer and the other executive officers named in the above Summary Compensation Table, and with respect to unexercised options held by such persons at the end of fiscal 1996.

                         SHARES                                                      VALUE OF UNEXERCISED
                       ACQUIRED ON       VALUE        NUMBER OF UNEXERCISED          IN-THE-MONEY OPTIONS
                        EXERCISE       REALIZED     OPTIONS AT FISCAL YEAR END      AT FISCAL YEAR END (1)
                        --------       --------     --------------------------      ----------------------
        Name                                       Exercisable   Unexercisable   Exercisable    Unexercisable
        ----                                       -----------    ------------   -----------    ------------
 John G. Robertson       163,000       $458,230         437,000        -0-           $615,500        -0-
 Patrick Badgley           -0-            N/A            75,000        -0-           $206,250        -0-
 Jennifer Lorette        20,000         $47,800          60,000        -0-            $65,000        -0-
 Brian Cherry              -0-            -0-           125,000        -0-           $388,750        -0-

- -----------------
(1) The calculation of the value of unexercised options is based on the difference between the last sale price of $3.75 per share for the Company's common Stock on Tuesday, April 30, 1996 as reported by NASD, and the exercise price of each option, multiplied by the number of shares covered by the option.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of September 9, 1996, the amount and the percentage of the Company's Common Stock owned of record or beneficially by each officer, director and holder of, or person known by the Company to own beneficially, more than five percent of the voting interest in the Company's Common Stock, and all officers and directors as a group.

                                                              AMOUNT AND NATURE              PERCENTAGE
  TITLE           NAME AND ADDRESS OF                           OF BENEFICIAL               OF BENEFICIAL
 OF CLASS         BENEFICIAL OWNER                             OWNERSHIP (1)                OWNERSHIP (1)
 --------         ----------------                       ---------------------------        -------------
 Common           Rand Energy Group Inc.                          5,653,700 (2)                 64.8%
                  1030 West Georgia St.
                  Vancouver, B.C., V6E 2Y3
 Common           Brian Cherry                                      390,000 (3)                 4.5%
                  5451 Floyd Avenue
                  Richmond, B.C.  Canada
 Common           John G. Robertson                               6,102,400 (4)                69.94%
                  4040 Amundsen Place
                  Richmond, B.C.  Canada
 Common           Patrick R. Badgley                                 75,000 (6)                 0.86%
                  2815 Franklin Drive
                  Columbus, IN  47201
 Common           Jennifer Lorette                                   60,500 (5)                 0.69%
                  9751 Seagrave Road
                  Richmond, B.C.  Canada
 Common           James McCann                                    5,653,700 (2)                 64.8%
                  211 -107 E. Broadway
                  Vancouver, B. C.
 Common           All officers and                                    6,627,900                 76.0%
                  directors as a group (five persons)

- ----------------
1. Based upon 7,665,900 shares issued and outstanding, and assuming (1) exercise of outstanding options, and (2) exercise of 197,600 outstanding warrants. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from September 9, 1996, upon the exercise of warrants or options.

2. Rand Energy Group, Inc. is owned 51% by Reg Technologies Inc. and 49% by Rand Cam Engine Corp. Rand Cam Engine Corp. is a privately held company whose stock is reportedly owned 50% by The Watchtower Society, a religious organization, 34% by James McCann and the balance by several other shareholders. Mr. McCann has indicated that he donated the shares held by The Watchtower Society to that organization but has retained a voting proxy for those shares.

3. Brian Cherry owns 265,000 shares and options on an additional 125,000 shares.

4. John G. Robertson owns 11,700 shares and holds options to acquire 437,000 shares of the Company's Common Stock. Susanne M. Robertson, the wife of John G. Robertson, owns SMR Investment Ltd. which holds a controlling interest in Reg Technologies Inc. Therefore, Mr. Robertson is deemed to also be the beneficial owner of the shares owned by Rand Energy Group, Inc., which is 51% controlled by Reg Technologies Inc.

5. Ms. Lorette owns 500 shares and owns options to purchase an additional 60,000 shares.

6.       Holds options for these shares.

TRANSACTIONS WITH DIRECTORS

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Pursuant to an agreement dated August 1992 (the "August 1992 Agreement"), the Company issued 5,700,000 shares of its Common Stock at a deemed value of $0.01 per share to Rand Energy Group Inc. ("REGI") in exchange for certain valuable rights, technology, information, and other tangible and intangible assets relating to the United States rights to the Rand Cam Engine (the "Original Engine"). REGI is a privately-held British Columbia corporation which is 51% controlled by Reg Technologies Inc., a publicy-held British Columbia corporation ("Reg Tech"). Reg Tech's president is also the president of the Company and its Vice President and Secretary is also a Director of the Company.

         The Company also agreed to pay semiannually to REGI a royalty of 5% of any net profits to be derived by the Company from revenues received as a result of its license of the Original Engine.

         As part of the August 1992 Agreement, the Company also agreed to pay semiannually to Brian Cherry a royalty of 1% of any net profits to be derived by the Company from revenues received as a result of the August 1992 Agreement.

         Also in August 1992, the Company sold 300,000 shares of its Common Stock at $0.01 per share to Brian Cherry.

         In an agreement dated April 13, 1993 among the Company, REGI, Reg Tech and Brian Cherry (the "April 1993 Agreement"), and made as an amendment to a previous Amendment Agreement dated November 23, 1992 between REGI, Reg Resources Corp. (Reg Tech) and Brian Cherry and an original agreement dated July 30, 1992 between REGI, Reg Resources Corp. and Brian Cherry, Cherry agreed to: (a) sell, transfer and assign to REGI all his right, title and interest in and to the technology related to the RC/DC Engine,

(the "Technology") including all pending and future patent applications in respect of the Technology for all countries except the United States of America, together with any improvements, changes or other variations to the Technology; (b) sell, transfer and assign to the Company (then called Sky Technologies Inc.), all his right, title and interest in and to the Technology, including all pending and future patent applications in respect of the Technology for the United States of America, together with any improvements, changes or other variations to the Technology.

         Other provisions of the April 1993 Agreement call for the Company (a) to pay to REGI a continuing royalty of 5% of the net profits derived from the Technology by the Company and (b) to pay to Brian Cherry a continuing royalty of 1% of the net profits derived from the Technology by the Company.

         A final provision of the April 1993 Agreement assigns and transfers ownership to the Company of any patents, inventions, copyrights, know-how, technical data, and related types of intellectual property conceived, developed or created by REGI or its associated companies either prior to or subsequent to the date of the agreement, which results or derives from the direct or indirect use of the Original Engine and/or RC/DC Engine technologies by REGI.

         In November 1993, in consideration for certain technology transferred to the Company, as described above, Brian Cherry was issued 100,000 Common Shares of Reg Tech (deemed value $200,000). There was no connection between this transaction and the transaction involving the acquisition of the Canadian rights to the Machine Vision Technology described below. At that time the Company did not have available cash to pay to Mr. Cherry and there was no public market for the stock of the Company. Based upon his desire for some degree of immediate liquidity, management agreed to issue shares of Reg Tech to Mr. Cherry and to treat this as an advance. As previously noted, Reg Tech owns 51% of REGI which owns 76.7% of the Common Stock of the Company. Both Mr. Cherry and Mr. Robertson are officers and directors of both the Company and Reg Tech.

         The terms of the agreements referenced above were negotiated by the parties in non-arm's-length transactions but were deemed by the parties involved to be fair and equitable under the circumstances existing at the time.

         In 1995, the Company acquired an exclusive limited sublicense to market and distribute in Canada the rights to Machine Vision Technology for the following consideration:

         i)    $200,000.

         ii) royalty payments equal to 2% of all net revenue derived from sales in Canada, to be paid 30 days after the end of each calendar quarter.

         iii)  minimum annual royalty payments as follows:

                                                       $
                 December 31, 1996                 1,000
                 December 31, 1997                 3,000
                 December 31, 1998                 4,500
                 annually thereafter               6,000

         On October 31, 1995, the Company sold its rights to the Machine Vision Technology to Reg Tech for $200,000. All obligations pursuant to the sublicense were transferred to Reg Tech.

                      PROPOSAL NO. 2 - AMENDMENT OF BYLAWS

         Article II, Section 1 of the Bylaws currently reads as follows:

                 Section 1. Number: The corporate powers, business and property of the corporation shall be exercised, conducted and controlled by a Board of Directors, unless otherwise changed by an amendment to the By-Laws. The shareholders may by such an amendment increase or decrease the number of the members of the Board of Directors of this corporation to any number of not less than two (2) directors, nor more than nine (9) directors.

         The Board of Directors recommends that the Shareholders amend Article II Section 1 of the Bylaws to read in full as follows:

                 Section 1. Number: The corporate powers, business and property of the corporation shall be exercised, conducted and controlled by a Board of Directors, unless otherwise changed by an amendment to the By-Laws. The Board of Directors shall fix by resolution the number of the members of the Board of Directors of this corporation to any number of not less than two (2) directors, nor more than nine (9) directors.

         This amendment will give the Board of Directors the flexibility to determine the number of directors within a range of not less than two (2) nor more than nine (9) without going through the expensive and cumbersome process of having the shareholders fix the number of directors within the range. Such a procedure is provided for under Oregon law. This amendment must be approved by a majority of the shares represented at the Annual Meeting.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL
NO. 2.

                     PROPOSAL NO. 3 - APPROVAL OF AUDITORS

         The Board of Directors recommends that Elliott Tulk Pryce Anderson serve as auditors of the Company until the next Annual Meeting of Shareholders. Elliott Tulk Pryce Anderson, independent Chartered Accountants, performed the audit of the consolidated financial statements for the Company for the year ended April 30, 1996. Representatives of Elliott Tulk Pryce Anderson will not be present at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 3.


                                 OTHER BUSINESS

         The Board of Directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

         At the Meeting, management will report on the Company's business and shareholders will have the opportunity to ask questions.



September 16, 1996                         BY ORDER OF THE BOARD OF DIRECTORS


                                           John G. Robertson, President

                                 REGI U.S. INC.
                          185 - 10751 Shellbridge Way
                                 Richmond, B.C.
                                     Canada
                                     V6X2W8
                             Tel No. (604) 278-5996

                                 FORM OF PROXY

I, the undersigned shareholder of REGI U.S., Inc. (the "Company"), hereby nominate, constitute and appoint John Robertson, the President and Director of the Company of Richmond, British Columbia or failing him, ___________________, and each of them (with full power to act alone), as my true and lawful attorney, with full power of substitution to vote for me and in my name, place and stead all of the stock of the Company standing in my name and on its books on September 9, 1996 (the Record Date), at the Annual Meeting Shareholders of the Company to be held at Graham & Dunn, 14250 5th Ave., 33rd Floor, Seattle, WA 98101, at 11:00 a.m., on October 21, 1996, or at any adjournments thereof, with all the powers the undersigned would possess if personally present, follows:

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND WILL BE VOTED "FOR" THE PROPOSITIONS LISTED BELOW UNLESS THE SHAREHOLDER, BY SO SIGNIFYING IN SPACES PROVIDED BELOW, VOTES AGAINST SUCH PROPOSITIONS, OR WITHHOLDS AUTHORITY TO VOTE FOR THEM.

1. ELECTION OF DIRECTORS. Electing persons listed below to serve as Directors for the ensuing year.

        John Robertson          FOR [ ]         WITHHOLD [ ]

        Brian Cherry            FOR [ ]         WITHHOLD [ ]


2. APPROVAL OF AMENDMENT OF BYLAWS. Approving an amendment to the Bylaws of the Company to allow the Board of Directors to fix the number of directors between two (2) and nine (9).

                FOR [ ]        WITHHOLD [ ]        ABSTAIN [ ]

3. APPROVAL OF ELLIOTT TULK PRYCE ANDERSON, chartered Accountants, as Auditors of the Company until the close of the next annual meeting.

                FOR [ ]        WITHHOLD [ ]        ABSTAIN [ ]

4. OTHER MATTERS. In their discretion, upon such other matters as may properly come before the meeting. The Board of Directors recommends a vote "IN FAVOR" the propositions listed above.




                                         DATED ______________________, 1996



_________________________________
SIGNATURE OF SHAREHOLDER

Name:____________________________

Address:_________________________

_________________________________

No. of Shares:___________________

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. WE URGE YOU TO SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE TO NEVADA AGENCY & TRUST COMPANY, 50 WEST LIBERTY STREET, SUITE 880, RENO, NV, 89501 -- WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE.

                             NOTES TO FORM OF PROXY

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING ON ANY POLL REQUESTED BY A SHAREHOLDER OR PROXYHOLDER (PROVIDED THE INSTRUCTIONS ARE CERTAIN) OR REQUIRED BY VIRTUE OF 5% OR MORE OF THE OUTSTANDING SHARES OF THE COMPANY BEING REPRESENTED BY PROXIES AT THE MEETING THAT ARE TO BE VOTED AGAINST A MATTER. IF THE SHAREHOLDER HAS SPECIFIED A CHOICE WITH RESPECT TO ANY OF THE ITEMS ABOVE BY MARKING AN "X" IN THE SPACE PROVIDED FOR THAT PURPOSE THE SHARES WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH THAT CHOICE. (IN THE ABSENCE OF INSTRUCTIONS MADE ON A FORM OF PROXY, IT IS THE INTENTION OF THE MANAGEMENT DESIGNEE, IF NAMED AS PROXY, TO VOTE FOR THE APPROVAL OF ALL OF THE MATTERS REFERRED TO IN THE NOTICE OF MEETING.)

THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS OF THE MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MIGHT PROPERLY COME BEFORE THE MEETING.

A Shareholder has the right to designate a person (who need not be a Shareholder of the Company), other than directors, Officers of the Company and the management designees, to attend and act for him at the Meeting. Such right may be exercised by inserting in the blank space provided in the Form of Proxy, the name of the person to be designated and deleting therefrom, the names of the management designees or by completing another proper form of proxy and delivering same to the office of the Registrar and Transfer Agent of the Issuer, Nevada Agency & Trust Company, 50 West Liberty Street, Suite 880, Reno, NV, 89501 - no later than forty-eight (48) hours (excluding Saturdays, Sundays, and holidays) before the time set for the Meeting or any adjournment thereof.

The Form of Proxy, to be valid, must be signed by the Shareholder or by his attorney duly authorized in writing, or, if the Shareholder is a corporation, the Form of Proxy shall be executed by an officer of such corporation or by an attorney duly authorized in writing. If the Form of Proxy is executed by an attorney for an individual shareholder or by an officer or attorney of a corporate shareholder, the instrument so empowering the officer or attorney, as the case may be, or a notarial copy thereof, must accompany the Form of Proxy.

A proxy to be effective must be deposited at the office of the Registrar and Transfer Agent of the Company, no later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the time set for the Meeting or any adjournment thereof.